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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   October 9, 2007

                           Global Resource Corporation
             (Exact name of registrant as specified in its charter)

       NEVADA                         000-50944                  84-156582
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(State or other jurisdiction     Commission File Number)       IRS Employer
    of incorporation)                                        Identification No.)

          408 BLOOMFIELD DRIVE, UNIT #3, WEST BERLIN, NEW JERSEY 08091
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code    (856) 767-5661
                                                      --------------


          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))





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ITEM 8.01         OTHER EVENTS

On October 9, 2007 the Company's Application for listing of its Common Stock for trading on the Frankfurt Stock Exchange was approved. The shares are to be traded under an International Securities Identification Number (ISIN) of US37945C2026. RG Securities AG, a German investment banking and brokerage firm acted as the designated sponsor of the Company.

This listing has been obtained by the Company in recognition of the large European shareholder base which the Company has, with approximately 1,200 shareholders based outside the US, primarily in the UK. The listing will permit those shareholders to trade their shares more conveniently in a European market at a lesser cost.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GLOBAL RESOURCE CORPORATION


                                            BY: /s/ Frank G. Pringle, President
                                            ------------------------

October 12, 2007